UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2008

CROFF ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Utah	000-16731	87-0233535
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9903 Santa Monica Blvd., Suite 287, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (818) 735-0050

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Croff Enterprises, Inc. (“Croff” or the "Company") from time-to- time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. When used in the Filings, the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of those terms and similar expressions as they relate to the Company or the Company's management identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of those risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.01 Changes in Control of Registrant.

On June 17, 2008, Terrace Lane, LLC (“Terrace Lane”) purchased an aggregate of 146,000 shares of Croff’s common stock from Gerald L. Jensen, Julian D. Jensen, Jensen Development Company, Jenco Petroleum Corporation and C.S. Finance, LLC (the “Stock Purchase”).  The aggregate amount paid by Terrace Lane to the sellers was $163,579.40 in cash, all of which came from Terrace Lane’s personal funds.  As a result of the Stock Purchase, Terrace Lane now owns approximately 28.3% of Croff’s issued and outstanding shares (excluding treasury shares).  Concurrent with the Stock Purchase, Croff’s Board of Directors appointed Terrace Lane’s nominees to vacant positions on the Board of Directors.  Following those appointments, all of Croff’s pre-Stock Purchase officers and directors resigned from their positions with the Company.  For additional information regarding the departure and appointment of officers and directors in connection with the Stock Purchase, see Item 5.02 below.

As a result of the foregoing, Terrace Lane has taken control of the Company.  Except for the departures and appointments noted above that took place as part of the Stock Purchase, there were no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters relating to the change in control of the Company.

Croff was a shell company prior to the Stock Purchase and remains a shell company after the Stock Purchase.  As a result, other than the changes described above with respect to (i) the transfer of shares in the Stock Purchase and (ii) the concurrent officer and director departures and appointments, the information provided by Croff in its Form 10-K for the fiscal year ended December 31, 2007, and its Form 10-Q for the fiscal quarter ended March 31, 2008, continues to be accurate.

Croff does not know of any arrangements which may, at a subsequent date, result in a further change in control of Croff.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 17, 2008, the following persons resigned from the positions with the Company indicated next to their names:

Gerald L. Jensen	-	Director and Chairman.
Richard Mandel	-	Director.
Julian Jensen	-	Director.

None of the foregoing persons resigned because of a disagreement with the Company.

On June 17, 2008, the following persons were appointed to the positions with the Company indicated next to their names:

Gregory R. Woodhill	-	Director.
Michael Chester	-	Director.
David S. Hamilton	-	Director.

Mr. Woodhill, age 33, has been a sales representative and owner of R.W. Smith & Co., a restaurant equipment, facilities and interior design company headquartered in San Diego, California, since April 2004. From 1999 to 2004, Mr. Woodhill served as a director and casting agent for the Thespyants Theatre Company, a theatre company based in Los Angeles, California.  He received his Bachelor of Arts degree in theatre from the University of California at San Diego in 1997 and is currently obtaining his Master of Arts in Counseling Psychology at the University of Santa Monica.

Mr. Chester, age 29, is the Director of West Coast Promotion for Island Def Jam (part of the Universal Music Group).  He has served in this position since 2006 and has been responsible for the promotion and marketing of the label's artists at the top 40 radio format.  From 2003-2006, Mr. Chester served as Director of West Coast Promotion for Atlantic Records, where he acted in a similar capacity.  From 2000 to 2003, he served as a Local Promotion Manager for Arista Records in both Chicago and New York.

Mr. Hamilton, age 52, is an attorney who has practiced law in California since 1980, maintaining a private practice in Agoura Hills, California, since 1993.  Mr. Hamilton specializes in matters involving securities law, including public and private securities offerings and securities regulation compliance filings. Mr. Hamilton also practices law in the areas of business and corporate law involving a variety of industries.  He received a Bachelor of Science degree in biology from the University of California at Los Angeles in 1977 and is a 1980 graduate of the Loyola University School of Law.

None of the newly-appointed directors holds a directorship in (i) any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 (the “Act”) or subject to the requirements of section 15(d) of the Act or (ii) any company registered as an investment company under the Investment Company Act of 1940.

Effective June 18, 2008, the following officers resigned and were replaced as follows:

Gerald L. Jensen	-	Resigned as Chief Executive Officer and President.
Alex Forest	-	Resigned as Secretary.
Gregory R. Woodhill	-	Appointed as President, Chief Financial Officer and Secretary.

Directors of the Company continue in office until the next annual meeting of shareholders, subject to prior resignation or removal.  Officers of the Company serve in their capacities until resignation or removal by the Board of Directors.

There are no arrangements or understandings between Mr. Woodhill, Mr. Chester or Mr. Hamilton and any other person pursuant to which he was appointed to the Board of Directors or as an officer of Croff, as the case may be.  There has been no transaction since the beginning of Croff’s last fiscal year, and there is no currently proposed transaction, in which Croff was or is to be a participant and in which Mr. Woodhill, Mr. Chester or Mr. Hamilton had or will have a direct or indirect material interest.  No material compensatory plan, contract or arrangement to which Mr. Woodhill, Mr. Chester or Mr. Hamilton may be a party or in which he may participate (if any) has yet been established in connection with his appointment as an officer and/or director of Croff.

There are no family relationships among any of the newly-appointed officers and directors.

At this time, neither Mr. Woodhill, Mr. Chester nor Mr. Hamilton have been appointed to any committees of Croff’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROFF ENTERPRISES, INC.

Date: June 18, 2008	By:	/s/ GREGORY R. WOODHILL
Gregory R. Woodhill , President

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